EXHIBIT 32.1

Certification Pursuant to Section 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of CIT Group Inc. (“CIT”) on Form 10-Q for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ellen R. Alemany, the Chief Executive Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(i)  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.

Dated: August 15, 2016

/s/ Ellen R. Alemany
Ellen R. Alemany Chairman and Chief Executive Officer CIT Group Inc.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.